SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2005

     POLYMEDICA CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	0-19842	04-3033368

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 State Street, Woburn, Massachusetts       01801
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 933-2020

          Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 EMPLOYMENT AGREEMENT - KEITH W. JONES
EX-10.2 RETENTION AGREEMENT - KEITH W. JONES

Item 1.01. Entry Into a Material Definitive Agreement.

On February 8, 2005, the registrant issued a press release announcing that Keith W. Jones had been named its Chief Financial Officer, effective February 14, 2005. Fred H. Croninger resigned from the Chief Financial Officer position effective February 14, 2005 and has been appointed to the position of Vice President, Finance and Administration.

On February 9, 2005, the registrant entered into employment and retention agreements with Mr. Jones, copies of which are attached to this report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated by reference into this report. Mr. Croninger’s employment and retention agreements with the registrant, previously filed with the registrant’s quarterly and annual reports on Forms 10-Q and 10-K, respectively, have not been amended in connection with the above-referenced resignation.

Mr. Jones’ employment agreement provides, among other things, that he shall be employed by the registrant for a period commencing February 9, 2005 through August 31, 2006, that he shall receive a signing bonus of $100,000, an annual salary of $325,000 and a non-qualified stock option for 300,000 shares of the registrant’s common stock, and that he shall be eligible for an annual bonus at the discretion of the registrant’s Compensation Committee. Under his employment agreement, Mr. Jones is further entitled to severance pay for the remainder of the term of the employment agreement or 18 months, whichever is longer, in the event the registrant terminates Mr. Jones without cause.

Mr. Jones’ retention agreement has a term of two years, and, among other things, provides for acceleration of his stock options in the event of a change of control, and, to the extent his employment is terminated by the registrant within 24 months of such change of control for reasons other than cause, disability or death, payment by the registrant of an amount equal to twice Mr. Jones’ highest annual base salary during the three-year period prior to such change of control and twice Mr. Jones’ average bonus payment over the same three year period.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described above, effective February 14, 2005, Keith W. Jones was appointed to the position of Chief Financial Officer of the registrant. Mr. Jones’ employment and retention agreements are attached to this report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Fred H. Croninger resigned from the position of Chief Financial Officer of the registrant effective February 14, 2005 and has been appointed to the position of Vice President, Finance and Administration.

From 2001 to 2004, Keith W. Jones, 37, served as Chief Financial Officer and Vice President of Physicians Dialysis, Inc., the nation’s sixth largest dialysis provider. From 1998 to 2000, Mr. Jones was Chief Financial Officer of Craftopia.com, Inc., an online destination for crafting. From 1993 to 1998, Mr. Jones was Chief Accounting Officer and Corporate Controller for Renal Treatment Centers, Inc. Prior to Renal Treatment Centers, Inc., Mr. Jones was a Senior Accountant at Coopers & Lybrand. Mr. Jones is a certified public accountant and holds a B.A. degree from Franklin and Marshall College.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

10.1	Employment Agreement, dated February 9, 2005, between Keith W. Jones and PolyMedica Corporation.

10.2	Retention Agreement, dated February 9, 2005, between Keith W. Jones and PolyMedica Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2005	POLYMEDICA CORPORATION

	By:	/s/ Stephen C. Farrell

Stephen C. Farrell Senior Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated February 9, 2005, between Keith W. Jones and PolyMedica Corporation.

10.2	Retention Agreement, dated February 9, 2005, between Keith W. Jones and PolyMedica Corporation.

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